Exhibit 99.1

SeaWorld Entertainment, Inc. Announces Pricing of Senior Notes and Commitments Received on First Lien Term Loan and Revolving Credit Facility

ORLANDO, FL, August 13, 2021 - SeaWorld Entertainment, Inc. (NYSE: SEAS) (the “Company”), a leading theme park and entertainment company, announced the pricing of the offering of $725.0 million (downsized from $825.0 million) aggregate principal amount of 5.250% senior notes due 2029 (the “Notes”) of SeaWorld Parks & Entertainment, Inc., a direct wholly-owned subsidiary of the Company (the “Issuer”) at a price of 100% of the par value thereof. The sale of the Notes is expected to close on August 25, 2021, subject to customary closing conditions. In addition, the Company also announced that it has received (i) $385.0 million in revolving commitments from revolving lenders (the “New Revolving Loans”) and (ii) commitments for $1.2 billion in term loans from term lenders were successfully allocated by the lead arranger (upsized from $1.1 billion) (the “New Term Loans”).

The Notes will be fully and unconditionally guaranteed by the Company, any subsidiary of the Company that directly or indirectly owns 100% of the issued and outstanding equity interests of the Issuer, and each of the Issuer’s subsidiaries that guarantees the Issuer’s existing senior secured credit facilities.

The Company intends to use the proceeds from the New Term Loans and the issuance of the Notes, together with cash on hand, to redeem $450.0 million aggregate principal amount of the Issuer’s outstanding 9.500% Second-Priority Senior Secured Notes due 2025, to refinance the Issuer’s existing term loan facility and its existing revolving credit facility, and to pay related expenses of the offering and refinancing.

The Notes are being offered only to persons reasonably believed to be qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), and outside the United States, only to non-U.S. investors pursuant to Regulation S. The Notes will not be registered under the Securities Act or any state securities laws and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act and applicable state laws.

This press release shall not constitute an offer to sell or a solicitation of an offer to buy the Notes or any other securities and shall not constitute an offer, solicitation or sale in any jurisdiction in which such offer, solicitation or sale would be unlawful. This press release is being issued pursuant to and in accordance with Rule 135c under the Securities Act.

About SeaWorld Entertainment, Inc.

SeaWorld Entertainment, Inc. (NYSE: SEAS) is a leading theme park and entertainment company providing experiences that matter, and inspiring guests to protect animals and the wild wonders of our world. The Company is one of the world’s foremost zoological organizations and a global leader in animal welfare, training, husbandry and veterinary care. The Company collectively cares for what it believes is one of the largest zoological collections in the world and has helped lead advances in the care of animals. The Company also rescues and rehabilitates marine and terrestrial animals that are ill, injured, orphaned or abandoned, with the goal of returning them to the wild. The SeaWorld® rescue team has helped more than 39,100 animals in need over the Company’s history. SeaWorld Entertainment, Inc. owns or licenses a portfolio of recognized brands including SeaWorld®, Busch Gardens®, Aquatica®, Sesame Place® and Sea Rescue®. Over its more than 60-year history, the Company has built a diversified portfolio of 12 destination and regional theme parks that are grouped in key markets across the United States, many of which showcase its one-of-a-kind zoological collection. The Company’s theme parks feature a diverse array of rides, shows and other attractions with broad demographic appeal which deliver memorable experiences and a strong value proposition for its guests.

Copies of this and other news releases as well as additional information about SeaWorld Entertainment, Inc. can be obtained online at www.seaworldentertainment.com. Shareholders and prospective investors can also register to automatically receive the Company’s press releases, SEC filings and other notices by e-mail by registering at that website.

Forward-Looking Statements

This press release contains statements relating to future events and/or results (including certain projections and business trends) that are “forward-looking statements” within the meaning of the federal securities laws. The Company generally uses the words such as “might,” “will,” “may,” “should,” “estimates,” “expects,” “continues,”

“contemplates,” “anticipates,” “projects,” “plans,” “potential,” “predicts,” “intends,” “believes,” “forecasts,” “future,” “guidance,” “targeted,” “goal” and variations of such words or similar expressions in this press release and any attachment to identify forward-looking statements. All statements, other than statements of historical facts included in this press release, including statements concerning the plans, objectives, goals, expectations, beliefs, business strategies, future events, business conditions, results of operations, financial position, business outlook, earnings guidance, business trends and other information are forward-looking statements. The forward-looking statements are not historical facts, and are based upon current expectations, estimates and projections, and various assumptions, many of which, by their nature, are inherently uncertain and beyond management’s control. All expectations, beliefs, estimates and projections are expressed in good faith and the Company believes there is a reasonable basis for them. However, there can be no assurance that management’s expectations, beliefs, estimates and projections will result or be achieved and actual results may vary materially from what is expressed in or indicated by the forward-looking statements.

These forward-looking statements are subject to a number of risks, uncertainties and other important factors, many of which are beyond management’s control, that could cause actual results to differ materially from the forward-looking statements contained in this press release, including among others: COVID-19 or any related mutations and its impact on the Company’s business and the economy in general, complex federal and state regulations governing the treatment of animals, which can change, and claims and lawsuits by activist groups before government regulators and in the courts; activist and other third-party groups and/or media can pressure governmental agencies, vendors, partners, and/or regulators, bring action in the courts or create negative publicity about us; factors beyond the Company’s control adversely affecting attendance and guest spending at its theme parks, including, but not limited to, weather, natural disasters, foreign exchange rates, consumer confidence, the potential spread of travel-related health concerns including pandemics and epidemics, travel related concerns, and governmental actions; incidents or adverse publicity concerning the Company’s theme parks, the theme park industry and/or zoological facilities; a decline in discretionary consumer spending or consumer confidence; risks affecting the States of Florida, California and Virginia which generate a significant portion of the Company’s revenues such as natural disasters, closures due to pandemics, severe weather and travel-related disruptions or incidents; seasonal fluctuations in operating results, inability to compete effectively in the highly competitive theme park industry; interactions between animals and our employees and our guests at attractions at our theme parks, animal exposure to infectious disease; high fixed cost structure of theme park operations; changing consumer tastes and preferences; cyber security risks and failure to maintain the integrity of internal or guest data; technology interruptions or failures that impair access to the Company’s websites and/or information technology systems; increased labor costs, including minimum wage increases, and employee health and welfare benefits; inability to grow our business or fund theme park capital expenditures, adverse litigation judgments or settlements; inability to protect the Company’s intellectual property or the infringement on intellectual property rights of others; the loss of licenses and permits required to exhibit animals or the violation of laws and regulations; loss of key personnel; unionization activities and/or labor disputes; inability to meet workforce needs; inability to realize the benefits of developments, restructurings, acquisitions or other strategic initiatives, and the impact of the costs associated with such activities; restrictions in our debt agreements limiting flexibility in operating our business; changes in the method for determining LIBOR and the potential replacement of LIBOR may affect our cost of capital; inability to retain our current credit ratings; our substantial leverage; inability to maintain certain commercial licenses; inadequate insurance coverage; inability to purchase or contract with third party manufacturers for rides and attractions or construction delays; environmental regulations, expenditures and liabilities; suspension or termination of any of the Company’s business licenses, including by legislation at federal, state or local levels; delays, restrictions or inability to obtain or maintain permits; financial distress of strategic partners or other counterparties; changes to immigration, foreign trade, investments and/or other policies; inability to realize the full value of the Company’s intangible assets; changes in tax laws; tariffs or other trade restrictions; actions of activist stockholders; the ability of Hill Path Capital LP to significantly influence our decisions; changes or declines in our stock price, as well as the risk that securities analysts could downgrade our stock or our sector; risks associated with our capital allocation plans and share repurchases, including the risk that our share repurchase program could increase volatility and fail to enhance stockholder value and other risks, uncertainties and factors set forth in the section entitled “Risk Factors” in the Company’s most recently available Annual Report on Form 10-K, as such risks, uncertainties and factors may be updated in the Company’s periodic filings with the Securities and Exchange Commission (“SEC”)

Although the Company believes that these statements are based upon reasonable assumptions, it cannot guarantee future results and readers are cautioned not to place undue reliance on these forward-looking statements, which reflect management’s opinions only as of the date of this press release. There can be no assurance that (i) the Company has correctly measured or identified all of the factors affecting its business or the extent of these factors’

likely impact, (ii) the available information with respect to these factors on which such analysis is based is complete or accurate, (iii) such analysis is correct or (iv) the Company’s strategy, which is based in part on this analysis, will be successful. Except as required by law, the Company undertakes no obligation to update or revise forward-looking statements to reflect new information or events or circumstances that occur after the date of this press release or to reflect the occurrence of unanticipated events or otherwise. Readers are advised to review the Company’s filings with the SEC (which are available from the SEC’s EDGAR database at www.sec.gov and via the Company’s website at www.seaworldinvestors.com).

CONTACT:

Investor Relations:

Matthew Stroud

Vice President, Investor Relations

855-797-8625

Investors@SeaWorld.com

Media Relations:

Stephen Schuler

Vice President, Public Relations

786-322-8041

Stephen.Schuler@SeaWorld.com

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